UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2008

DIGITAL YEARBOOK, INC
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

848 N. Rainbow Boulevard, #2096, Las Vegas, Nevada 89107
(Address of principal executive offices)(Zip Code)

(877) 612-8971
(Registrant’s telephone number, including area code)

2300 W. Sahara Ave., Suite 800, Las Vegas, Nevada 89102
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 17, 2008 the Company appointed Arunkumar Rajapandy, aged 40, as the Company’s Chief Financial Officer.  Mr. Rajapandy is a Chartered and Cost Accountant with 15 years of professional experience in the fields of auditing, Information Technology controls, accounting system review, SOX Controls and Project Management.  Mr. Rajapandy has expertise in costing, pricing, and closing of financial accounts.  Mr. Rajapandy is a SAP, ORACLE and BaaN certified financial consultant for implementing ERP Financial Systems as per their countries GAAP requirements.

In the last five years, Mr. Rajapandy has had a varied employment experience.  From January 2000 through July 2004, Mr. Rajapandy was an enterprise business process analyst for Solar Turbines, Inc.  From August 2004 through October 2004 Mr. Rajapandy worked as a finance system reviewer for Future Pipe Industries located in Dubai, United Arab Emirates.  From February 2005 through March 2006, Mr. Rajapandy was a project manager for Rapidigm India, Limited.  From April 2006 to December 2006 he was a finance consultant for General Equipment and Suppier in the United States, and then from January 2007 through December 2008 he was a financial system reviewer for Solar Turbines, Inc.  From February 2008 through the present Mr. Rajapandy has been a chartered accountant in India.

Mr. Rajapandy has not been involved in any of the following events during the past five years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There currently is no employment agreement between the Company and Mr. Rajapandy.

(c) Exhibits

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: December 19, 2008	By:	/s/ Rodney Brewer
Rodney Brewer
Title: President